UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2016

Air Products and Chemicals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501
(Address of Principal Executive Offices)	(Zip Code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04   Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On June 23, 2016, the plan administrator of the Air Products and Chemicals, Inc. Retirement Savings Plan (the “Plan”) sent Air Products and Chemicals Inc. (the “Company”) the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 advising the Company of changes in the investment fund options for the Plan, including conversion of the Air Products Company Stock Fund to a real-time traded stock fund. The notice indicated that Plan participants and beneficiaries will be unable to make changes to investments in their individual accounts affecting balances in the Air Products Company Stock Fund or obtain a loan or distribution from the Plan involving Plan assets invested in the Air Products Company Stock Fund beginning at the close of markets (generally, 4:00 p.m. New York City time) on July 18, 2016 and ending on or around July 21, 2016 (the “Blackout Period”).

On June 24, 2016, the Company sent a notice of the Blackout Period (the “Blackout Period Notice”) to the members of its board of directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934, informing them that they would be prohibited during the Blackout Period from purchasing or selling shares of the Company’s common stock (including derivative securities pertaining to such shares) that they acquire or have previously acquired in connection with their service or employment as a director or executive officer of the Company.

A copy of the Blackout Period Notice is attached as Exhibit 99.1 and is incorporated by reference. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting Mary T. Afflerbach, Corporate Secretary and Chief Governance Officer by telephone at 610-481-6807, or in writing at Air Products and Chemicals, Inc., 7201 Hamilton Blvd, Allentown, PA 18195.

Item 9.01.  Financial Statements and Exhibits

d.	Exhibits

99.1	Notice of Blackout Period to Directors and Executive Officers of Air Products and Chemicals, Inc., dated June 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Dated: June 28, 2016	By:	/s/ Mary T. Afflerbach
Mary T. Afflerbach
Corporate Secretary and Chief Governance Officer

Exhibit Index

Exhibit No.	Description

99.1	Notice of Blackout Period to Directors and Executive Officers of Air Products and Chemicals, Inc., dated June 24, 2016

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